UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 23, 2002
HOLLYWOOD ENTERTAINMENT CORPORATION
(Exact name of registrant as specified in its charter)
Oregon	000-21824	93-0981138
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
9275 SW Peyton Lane, Wilsonville, Oregon		97070
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code		(503) 570-1600
N/A

(Former name or former address, if changed since last report)

ITEM 5.                  OTHER EVENTS.

                                On April 23, 2002, Hollywood Entertainment Corporation (the “Company”) issued a press release announcing its financial results for the quarter ended March 31, 2002.  The Company’s press release is attached to this report as Exhibit 99.1 and is incorporated in this report by this reference.

ITEM 7.                  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                                The following exhibit is filed herewith:

99.1                           Press Release dated April 23, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HOLLYWOOD ENTERTAINMENT CORPORATION
(Registrant)
April 23, 2002	/s/ Donald J. Ekman
Date	Donald J. Ekman, Executive Vice President

EXHIBIT INDEX

Exhibit Number                              Description

99.1                                                                                                   Press Release dated April 23, 2002.